Exhibit 10.1

AMENDMENT NO. 12 TO CREDIT AGREEMENT
This Amendment No. 12 to Credit Agreement (this “Agreement”) dated as of May 5, 2017 (the “Effective Date”), is among Extraction Oil & Gas, Inc., a Delaware corporation (the “Borrower”), 7N, LLC, a Delaware limited liability company, 8 North, LLC, a Delaware limited liability company (“8 North”), Bison Exploration, LLC, a Delaware limited liability company, Elevation Midstream, LLC, a Delaware limited liability company, Extraction Finance Corp., a Delaware corporation, Mountaintop Minerals, LLC, a Delaware limited liability company, XOG Services, LLC, a Delaware limited liability company, XOG Services, Inc., a Colorado corporation, and XTR Midstream, LLC, a Delaware limited liability company (collectively, the “Guarantors”), the undersigned Lenders (as defined below), and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”) and as Issuing Lender (the “Issuing Lender”).
INTRODUCTION
A.The Borrower, the financial institutions party thereto as lenders (the “Lenders”), the Issuing Lender, and the Administrative Agent have entered into the Credit Agreement dated as of September 4, 2014, as amended by the Amendment No. 1 dated as of September 24, 2014, the Amendment No. 2 and Joinder dated as of November 10, 2014, the Amendment No. 3 dated as of December 30, 2014, the Waiver dated as of February 12, 2015, the Consent Agreement dated as of February 27, 2015, the Consent Agreement dated as of March 25, 2015, the Waiver dated as of April 28, 2015, the Amendment No. 4 and Joinder dated as of May 27, 2015, the Amendment No. 5 dated as of September 1, 2015, the Amendment No. 6 dated as of September 10, 2015, the Amendment No. 7 and Joinder dated as of December 15, 2015, the Amendment No. 8 and Joinder dated as of June 13, 2016, the Amendment No. 9 dated as of August 12, 2016, the Consent, Amendment No. 10 and Joinder dated September 14, 2016, the Amendment No. 11 dated as of March 15, 2017 (as so amended and modified and as may be otherwise amended, restated, or modified from time to time, the “Credit Agreement”).
B.    The Guarantors have entered into the Guaranty Agreement dated as of September 4, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) in favor of the Administrative Agent for the benefit of the Secured Parties (as defined in the Credit Agreement).
C.    On September 7, 2016, Borrower (through its predecessor in interest, Extraction Oil & Gas, LLC), 8 North and Mercuria Energy Trading, Inc. (“Mercuria”) entered into that certain Commodity Marketing Agreement, whereby Borrower and 8 North granted Mercuria the exclusive right to purchase the crude oil they produce within an area of mutual interest that is defined therein.
D.    On or about the date hereof, Borrower desires to restructure its existing commodity marketing arrangement with Mercuria by entering into (i) that certain Crude Oil Purchase Agreement between Borrower and Mercuria (the “Crude Oil Purchase Agreement”) and (ii) that certain ISDA Master Agreement between Mercuria and the Borrower (“Mercuria ISDA”, and together with the Schedule thereto, the Credit Support Annex thereto and Confirmation Number 1 issued thereunder, the “Mercuria ISDA Documents”). To secure the Borrower’s obligations under the Mercuria ISDA, the Borrower will be required to deliver to Mercuria one or more Letters of Credit (as defined in the Credit Agreement) that names Mercuria as the beneficiary thereof (collectively, the “Proposed Marketing Arrangements”).
E.    The Borrower has requested that the Lenders and the Administrative Agent, and the Administrative Agent and the Lenders have agreed, subject to the terms and conditions hereof, amend the Credit Agreement as set forth herein to permit the Proposed Marketing Arrangements.
THEREFORE, in fulfillment of the foregoing, the Borrower, the Guarantors, the Administrative Agent, the Issuing Lender, and the undersigned Lenders hereby agree as follows:
Section 1.    Definitions; References. Unless otherwise defined in this Agreement, each term used in this Agreement which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement, as amended hereby.
Section 2.    Amendments to Credit Agreement. Upon the satisfaction of the conditions specified in Section 6 of this Agreement, and effective as of the date set forth above, the Credit Agreement is amended as follows:
(a)    Section 1.1 of the Credit Agreement (Certain Defined Terms) is amended to add the following defined terms in alphabetical order:
“Amendment No. 12 Effective Date” means May 5, 2017.
“Crude Oil Purchase Agreement” means that certain Crude Oil Purchase Agreement between Borrower and Mercuria, substantially in the same form as the latest version thereof delivered to the Administrative Agent on or prior to the Amendment No. 12 Effective Date, with such changes and modifications that are approved by the Administrative Agent in accordance with the terms of this Agreement.
“Mercuria” means Mercuria Energy Trading, Inc.
“Mercuria ISDA” means that certain ISDA Master Agreement between Mercuria and the Borrower, including the Schedule thereto, the Credit Support Annex thereto and Confirmation Number 1 issued thereunder, substantially in the same form as the latest version thereof delivered to the Administrative Agent on or prior to the Amendment No. 12 Effective Date, with such changes and modifications that are approved by the Administrative Agent in accordance with the terms of this Agreement.
“Mercuria Letter of Credit” means one or more Letters of Credit issued by the Issuing Lender pursuant to the terms of this Agreement for the benefit of Mercuria pursuant to the terms of the Mercuria ISDA.
“Mercuria Marketing Documents” means the Crude Oil Purchase Agreement and the Mercuria ISDA.
(b)    Section 1.1 of the Credit Agreement (Certain Defined Terms) is further amended by replacing the defined term “Approved Transportation Agreements” in its entirety with the following:

“Approved Transportation Agreements” means the Grand Mesa Agreements, the Tallgrass Letter Agreement, the PRM Transportation Agreement, the Mercuria Marketing Documents and such other transportation services agreements as may be approved by the Majority Lenders in writing, in each case, together with such changes thereto as may be approved by the Administrative Agent.
(c)    Section 2.3 of the Credit Agreement (Letters of Credit) is amended by deleting the “or” at the end of clause (a)(x) thereof, deleting the period at the end of clause (a)(xi) thereof and replacing it with “; or” and adding the following new clause (a)(xii) to the end thereof:
(xii)    if such issuance, increase, or extension would cause the aggregate Letter of Credit Exposure attributable to the Mercuria Letter of Credit to exceed $25,000,000.
(d)    Section 6.1 of the Credit Agreement (Debt) is amended by deleting clause (e) thereto in its entirety and replacing it with the following:
(e)    Hedging Arrangements to the extent not prohibited under Section 6.15; provided that (i) such Debt shall not be secured, except (x) such Debt owing to a Swap Counterparty that is secured under the Loan Documents and, (y) in the case of Debt pursuant to the Hedging Arrangements contemplated under the Mercuria ISDA, collateral in the form of the Mercuria Letters of Credit (to the extent permitted under this Agreement), (ii) such Debt shall not obligate the Borrower or any of its Subsidiaries to any margin call requirements including any requirement to post cash collateral, property collateral or a letter of credit (except for those Letters of Credit issued in accordance with Section 6.15(b)(vi) and Section 6.15(c)(v), which includes the Mercuria Letter of Credit), and (iii) such Debt shall not include any deferred premium payments associated with Hedge Arrangements;
(e)    Section 6.1 of the Credit Agreement (Debt) is further amended by deleting the “and” at the end of clause (l) thereof and replacing clause (m) thereof with the following clause (m) and new clause (n):
(m)    Debt under Approved Transportation Agreements and other take-or-pay arrangements in an aggregate maximum amount not to exceed $50,000,000 for the life of such take-or-pay arrangements (excluding from such calculation the amount of any Debt of the type described in clause (j) of the definition thereof under the Approved Transportation Agreements); and
(n)    Debt of the type described in clause (j) of the definition thereof under the Approved Transportation Agreements.
(f)    Section 6.15 of the Credit Agreement (Limitations on Hedging) is amended by deleting the proviso to clause (b)(vi) thereof in its entirety and replacing it with the following:
provided that this clause (vi) shall not prohibit the Loan Parties from posting or agreeing to post Letters of Credit (including the Mercuria Letters of Credit that will be posted to secure the Borrower’s obligations pursuant to the Mercuria ISDA) in an aggregate amount not to exceed $30,000,000 (when combined with the amount under Section 6.15(c)(v), below) at any time to the counterparties under such Hedging Arrangements; or
(g)    Section 6.15 of the Credit Agreement (Limitations on Hedging) is further amended by adding the following proviso to the end thereof:
provided that, notwithstanding anything in this Section 6.15 to the contrary, the Borrower is permitted to enter into the Hedging Arrangements contemplated under the Mercuria ISDA.
(h)    Article 6 of the Credit Agreement (Negative Covenants) is further amended by adding the following new Section 6.28 to the end thereof:
Section 6.28    Mercuria Documentation. No Loan Party shall amend, restate, supplement or otherwise modify the Crude Oil Purchase Agreement or the Mercuria ISDA without the prior written consent of the Administrative Agent.
Section 3.    Reaffirmation of Liens.
(a)    Each of the Borrower and each Guarantor (i) is party to certain Security Documents securing and supporting the Borrower's and Guarantors’ obligations under the Loan Documents, (ii) represents and warrants that it has no defenses to the enforcement of the Security Documents and that according to their terms the Security Documents will continue in full force and effect to secure the Borrower’s and Guarantors’ obligations under the Loan Documents, as the same may be amended, supplemented, or otherwise modified, and (iii) acknowledges, represents, and warrants that the liens and security interests created by the Security Documents are valid and subsisting and create a first and prior Lien (subject only to Permitted Liens) in the Collateral to secure the Secured Obligations.
(b)    The delivery of this Agreement does not indicate or establish a requirement that any Loan Document requires any Guarantor's approval of amendments to the Credit Agreement.
Section 4.    Reaffirmation of Guaranty. Each Guarantor hereby ratifies, confirms, and acknowledges that its obligations under the Guaranty and the other Loan Documents are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Guaranteed Obligations (as defined in the Guaranty), as such Guaranteed Obligations may have been amended by this Agreement. Each Guarantor hereby acknowledges that its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such Guarantor under the Credit Agreement in connection with the execution and delivery of amendments, modifications or waivers to the Credit Agreement, the Notes or any of the other Loan Documents.
Section 5.    Representations and Warranties. Each of the Borrower and each Guarantor represents and warrants to the Administrative Agent and the Lenders that:
(a)    the representations and warranties set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects as of the date of this Agreement

(except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided that such materiality qualifier shall not apply if such representation or warranty is already subject to a materiality qualifier in the Credit Agreement or such other Loan Document;
(b)    (i) the execution, delivery, and performance of this Agreement are within the corporate, limited partnership or limited liability company power, as appropriate, and authority of the Borrower and Guarantors and have been duly authorized by appropriate proceedings and (ii) this Agreement constitutes a legal, valid, and binding obligation of the Borrower and Guarantors, enforceable against the Borrower and Guarantors in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; and
(c)    as of the effectiveness of this Agreement and after giving effect thereto, no Default or Event of Default has occurred and is continuing.
Section 6.    Effectiveness. This Agreement shall become effective as of the date hereof upon the occurrence of all of the following:
(a)    Documentation. The Administrative Agent shall have received this Agreement, duly and validly executed by the Borrower, the Guarantors, the Administrative Agent, the Issuing Bank and the Majority Lenders, in form and substance reasonably satisfactory to the Administrative Agent and the Majority Lenders;
(b)    Representations and Warranties. The representations and warranties in this Agreement being true and correct in all material respects before and after giving effect to this Agreement (except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided that such materiality qualifier shall not apply if such representation or warranty is already subject to a materiality qualifier in the Credit Agreement or such other Loan Document.
(c)    No Default or Event of Default. There being no Default or Event of Default which has occurred and is continuing.
(d)    Expenses. The Borrower’s having paid all costs, expenses, and fees which have been invoiced and are payable pursuant to Section 9.1 of the Credit Agreement or any other agreement.
Section 7.    Post-Closing Obligations. On or before 5:00 p.m. (Houston, Texas time) on the effective date of each of the Crude Oil Purchase Agreement and the Mercuria ISDA Documents, the Borrower shall deliver to the Administrative Agent a certified, fully executed, correct and complete copy of the Crude Oil Purchase Agreement and the Mercuria ISDA Documents, respectively, which such agreements shall be in substantially the same form as the latest versions thereof delivered to the Administrative Agent on or prior to the Amendment No. 12 Effective Date. The Borrower's failure to satisfy the obligations set forth in this Section 7 shall constitute an immediate Event of Default under this Agreement and the Credit Agreement.

Section 8.    Effect on Loan Documents. Except as amended herein, the Credit Agreement and the Loan Documents remain in full force and effect as originally executed and are hereby ratified and confirmed, and nothing herein shall act as a waiver of any of the Administrative Agent's or Lenders' rights under the Loan Documents. This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement is a Default or Event of Default under other Loan Documents.
Section 9.    Choice of Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without regard to conflicts of laws principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).
Section 10.    Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original.
THIS WRITTEN AGREEMENT AND THE LOAN DOCUMENTS, AS DEFINED IN THE CREDIT AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
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EXECUTED as of the date first set forth above.
BORROWER:

EXTRACTION OIL & GAS, INC.

By:	/s/ Rusty Kelley
Name:	Rusty Kelley
Title:	Chief Financial Officer

GUARANTORS:

7N, LLC
8 NORTH, LLC
BISON EXPLORATION, LLC
ELEVATION MIDSTREAM, LLC
EXTRACTION FINANCE CORP.
MOUNTAINTOP MINERALS, LLC
XOG SERVICES, INC.
XOG SERVICES, LLC
XTR MIDSTREAM, LLC

Each By:	/s/ Rusty Kelley
Name:	Rusty Kelley
Title:	Chief Financial Officer

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ADMINISTRATIVE AGENT/ISSUING LENDER/LENDER

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Issuing Lender, and a Lender

By:	/s/ Zachary Kramer
Name:	Zachary Kramer
Title:	Assistant Vice President

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LENDERS

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Mark Lumpkin, Jr.
Name:	Mark Lumpkin, Jr.
Title:	Authorized Signatory

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BOKF, NA dba Bank of Oklahoma,
as a Lender

By:	/s/ Benjamin H. Adler
Name:	Benjamin H. Adler
Title:	Vice President

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GOLDMAN SACHS BANK, USA,
as a Lender

By:	/s/ Ushma Dedhiya
Name:	Ushma Dedhiya
Title:	Authorized Signatory

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SUNTRUST BANK,
as a Lender

By:	/s/ Arize Agumadu
Name:	Arize Agumadu
Title:	Vice President

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KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ George E. McKean
Name:	George E. McKean
Title:	Senior Vice President

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BARCLAYS BANK PLC,
as a Lender

By:	/s/ Graeme Palmer
Name:	Graeme Palmer
Title:	Assistant Vice President

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ABN AMRO CAPITAL USA LLC,
as a Lender

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ Elizabeth Johnson
Name:	Elizabeth Johnson
Title:	Director

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CREDIT SUISSE AG,
CAYMAN ISLANDS BRANCH
as a Lender

By:	/s/ Napur Kumar
Name:	Napur Kumar
Title:	Authorized Signatory

By:	/s/ Lea Baerlocher
Name:	Lea Baerlocher
Title:	Authorized Signatory

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CITIBANK, N.A.,
as a Lender

By:	/s/ Tariq Masaud
Name:	Tariq Masaud
Title:	Vice President

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